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                                  EXHIBIT 10.30



                                    EXHIBIT E

                               SECURITY AGREEMENT


        This Security Agreement (this "AGREEMENT") is made as of October __, 1998 by and between Versant Corporation, a California corporation (the "COMPANY"), and the party listed on the Schedule of Secured Parties attached to this Agreement as Exhibit A (the "SECURED PARTY").


                                    RECITALS

        A. The Secured Party has loaned funds to the Company in exchange for the issuance to the Secured Party of a convertible secured subordinated promissory note evidencing the Company's obligation to repay the Secured Party's loans.

        B. The parties have agreed that Company's obligations under such convertible secured subordinated promissory note will be secured by the Company's grant to the Secured Party of a security interest in and to certain collateral, pursuant to the terms and conditions of this Agreement.

        NOW, THEREFORE, the parties hereby agree as follows:

        1. SECURITY.

           1.1 GRANT OF SECURITY INTEREST. As security for payment of all Indebtedness (as defined below) of the Company to the Secured Party when and as due, the Company hereby grants to the Secured Party a security interest in the Collateral (as defined below). For purposes of this Agreement, "INDEBTEDNESS" means all obligations and liabilities of the Company to the Secured Party under that certain convertible secured subordinated promissory note issued to the Secured Party on or about the date hereof (the "NOTE"). Reference to the "SECURED PARTIES" in the remainder of this Agreement shall include the subsequent holders of the Note.

           1.2 COLLATERAL DEFINED. As used in this Agreement, the term "COLLATERAL" means, collectively, any and all of the "accounts," "chattel paper," "documents," "equipment," "fixtures," "general intangibles" (including copyrights, moral rights, trademarks, service marks, trade secrets, patents, patent applications and similar intellectual property rights), "instruments" and "inventory" (as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date of this Agreement), whether now owned by the Company or hereafter acquired, and all proceeds thereof.

           1.3 FINANCING STATEMENTS. So long as the Company is indebted to the Secured Parties under the Note, the Company will promptly execute and deliver to the Secured Parties such assignments, notices, financing statements or other documents and papers (including, but not limited to, such documents as may be filed with the U.S. Register of Copyrights and the U.S. Patent and Trademark Office in order to perfect Secured Parties' rights in Company's patents, registered trademarks, registered copyrights and applications therefor) as any Secured Party may




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reasonably require in order to perfect and maintain the security interest in the
Collateral granted to the Secured Parties hereby and to give any third party notice of the Secured Parties' interest in the Collateral. Upon the full and final discharge of all of the Indebtedness, the Secured Parties will execute and deliver such documents as may be reasonably necessary and requested by the Company to release the Collateral from the security interested granted to the Secured Parties in this Agreement.

           1.4 PRIORITY AMONG INVESTORS. As between the Secured Parties, the rights granted hereunder will be held by each of the Secured Parties pro rata in accordance with the then-current amount of unpaid principal and accrued interest under all the Notes held by each of the Secured Parties, and on a pari passu basis of equal seniority and priority. In the event that any Secured Party is identified alone as the creditor or the secured party in any financing statement or similar document intended to perfect a security interest granted under this Agreement, such Secured Party will hold and exercise any rights arising therefrom in trust for the benefit of all Secured Parties on a pro rata, pari passu basis as described above. The Secured Parties hereby agree that rights granted under this Agreement will be exercised only in the manner decided by the vote of the Secured Parties holding at least fifty percent (50%) of the aggregate then-outstanding and unpaid principal amount of indebtedness under all of the then-outstanding Notes.

           1.5. TERMINATION. When all the Indebtedness has been paid in full and discharged (including conversion of the Indebtedness into stock of the Company), this Agreement and the security interest granted to the Secured Parties under this Agreement will terminate.

        2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Secured Parties that:

           2.1 TITLE; NO LIENS OR CLAIMS IN COLLATERAL. The Company owns all right, title and interest in and to the Collateral. All of the Collateral is (and until the Note has been paid in full and all the Indebtedness is fully satisfied will be) free and clear of all liens, security interests, mortgages, claims, rights, encumbrances and restrictions of any kind except for (i) statutory tax liens, (ii) the security interest granted to the Secured Parties under this Agreement and (iii) the liens set forth on Exhibit B attached hereto.

           2.2 NO BANKRUPTCY. The Company is not subject to any bankruptcy case or insolvency proceedings before any court in any jurisdiction. In the ninety
(90) days preceding the date of this Agreement, the Company has not received any threat from any third party to subject the Company to any involuntary bankruptcy or insolvency proceeding.

        3. COVENANTS OF THE COMPANY. So long as the Company is indebted to the Secured Parties under the Note, the Company covenants and agrees with the Secured Parties that:

           3.1 CONDITION OF COLLATERAL. The Company will maintain the Collateral in good condition and repair and will protect and maintain the validity and enforceability of the Company's material patents and copyrights. The Company will use its reasonable best efforts to detect infringement of its material intellectual property and will promptly advise the Secured Representative of any such detected infringement.





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           3.2 SALE OF COLLATERAL. The Company will not, without the prior written consent of the holders of a majority of the outstanding principal under the Note(s), which will not be unreasonably withheld, sell, lease, assign, transfer, encumber or otherwise dispose of the Collateral, any part thereof or any interest therein, or any of the Company's rights therein, to any person, entity or party other than the Secured Parties, except in the ordinary course of the Company's business. Notwithstanding the foregoing, the Company shall not be required to obtain such consent in connection with (i) the sale of all or substantially all of the Company's assets or (ii) a merger, consolidation or other reorganization of the Company.

           3.3 OTHER LIENS. The Company will keep the Collateral free and clear of all liens, security interests, mortgages, claims, rights, encumbrances and restrictions of any kind except for statutory tax liens, the liens set forth on Exhibit B attached hereto and those consented to in writing by the holders of a majority of the outstanding principal under the Note(s), which consent will not be unreasonably withheld.

           3.4 FURTHER INDEBTEDNESS. The Company will not incur any indebtedness other than in the ordinary course of business, including any increase in the amount of the credit lines that the Company has with Comerica Bank-California, without the prior written consent of the holders of a majority of the outstanding principal under the Note(s), such consent not to be unreasonably withheld.

           3.5 CONFLICTING AGREEMENTS. The Company will not enter into any agreement that is likely to impair or conflict with the Company's obligations under this Agreement, without the consent of the holders of a majority of the outstanding principal under the Note(s), such consent not to be unreasonably withheld.

        4. EVENTS OF DEFAULT. As used herein, as "EVENT OF DEFAULT" shall mean any of the following:

           (a) The failure of the Company to pay any amount due hereunder or under the Note, within ten days of written notice of such failure;

           (b) The failure of the Company to perform any covenant or agreement with a third party if such failure would have a material adverse effect on the Company's assets, operations or financial condition;

           (c) If the Company shall (i) petition or apply to any tribunal for, or consent to the appointment of, a receiver, trustee or liquidator of the Company or, of all or any substantial portion of its property or assets, (ii) confirm in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of its creditors, or (iv) voluntarily file any petition in bankruptcy, or a petition or answer seeking reorganization or arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency or similar law or statute, or having any of the foregoing filed against it and not dismissed within 60 days of such filing;

           (d) The creation of any lien on the Collateral, other than liens permitted hereunder, if such lien is not removed within 30 days of written notice of such lien to the Company;





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           (e) Entry of any judgment or order against the Company in excess of
$1.0 million;

           (f) Material breach of any representation, warranty or agreement made by the Company to the Secured Parties which breach is not cured within ten days of notice to the Company; provided, however, that if such breach cannot reasonably be cured within ten days then the Company shall have such longer period of time as is reasonably required, not to exceed 30 days, so long as such extension of time does not materially prejudice the Secured Parties;

           (g) The Company loses its eligibility to use a Form S-3 Registration Statement under the Securities Act of 1933, as amended, for secondary offerings, and the Company does not regain such eligibility within 15 days.

        5. RIGHTS AND REMEDIES UPON EVENT OF DEFAULT.

           5.1 GENERAL REMEDIES. In the event of an occurrence of any Event of Default, and at any time so long as such event shall be continuing, the Secured Parties may, by notice to the Company, declare all outstanding principal and accrued interest on the Note to be immediately due and payable, whereupon all such outstanding principal and accrued interest on the Note shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. In addition to the foregoing, and any other rights the Secured Parties may have under the Note, at law or in equity, or pursuant to the provisions of the California Commercial Code, the Secured Parties may, at their option, and without demand first made, exercise any one or all of the following rights and remedies: (i) collect the Collateral and its proceeds; (ii) take possession of the Collateral wherever it may be found, using all reasonable means to do so, or require the Company to assemble the Collateral and make it available to the Secured Parties at a place designated by the Secured Parties that is reasonably convenient to the Company; (iii) proceed with the foreclosure of the security interest in the Collateral granted herein and the sale or endorsement and collection of the proceeds of the Collateral in any manner permitted by law or provided for herein; (iv) sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale; (v) institute a suit or other action against the Company for recovery on the Notes; (vi) exercise any rights and remedies of a secured party under the California Commercial Code; and/or (vii) offset, against any payment due from the Company to the Secured Parties, the whole or any part of any indebtedness of the Secured Parties to the Company.

           5.2 NO ELECTION OF REMEDIES. The election by the Secured Parties of any right or remedy will not prevent the Secured Parties from exercising any other right or remedy against the Company.

           5.3 PROCEEDS. If an Event of Default occurs, all proceeds and payments with respect to the Collateral will be retained by the Secured Parties (or if received by the Company will be held in trust and will be forthwith delivered by the Company to the Secured Parties in the original form received, endorsed in blank) and held by the Secured Parties as part of the Collateral or applied by the Secured Parties to the payment of the Indebtedness.

           5.4 SALES OF COLLATERAL. If an Event of Default occurs, any item of Collateral may be sold for cash or other value at public or private sale or other disposition and the proceeds thereof collected by or for the Secured Parties. The Company agrees to promptly execute and





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deliver, or promptly cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Parties may require in connection with any such sale or disposition. The Secured Parties will have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived or released. If any notice of a proposed sale, lease, license or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale, lease, license or other disposition. The Secured Parties agree to give the Company ten (10) days' prior written notice of any sale, lease, license or other disposition of Collateral (or any part thereof) by the Secured Parties.

               5.5 APPLICATION OF PROCEEDS. The proceeds of all sales and collections in respect of the Collateral, the application of which is not otherwise specifically herein provided for, will be applied as follows: (i) first, to the payment of the costs and expenses of such sale or sales and collections and the attorneys' fees and out-of-pocket expenses incurred by the Secured Parties relating to costs of collection; (ii) second, any surplus then remaining will be applied first, to the payment of all unpaid interest accrued under the Note, and then to the payment of unpaid principal under the Note; and
(iii) third, any surplus then remaining will be paid to the Company.

        6. GENERAL PROVISIONS.

           6.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Company and the Secured Parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Secured Parties or the Company, as the case may be.

           6.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

           6.3 GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

           6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           6.5 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           6.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a recognized international courier, fees prepaid and addressed to the party to be notified at the last address furnished to the Company by the Secured Parties in writing or, in the case of the Company, at the principal offices of the





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Company, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

           6.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the outstanding principal under the Note(s). Any amendment or waiver effected in accordance with this Section 5.7 shall be binding upon each of the Secured Parties and the Company.

           6.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be enforced to the maximum extent permitted by applicable law and the balance of the Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms.

           6.9 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of Secured Parties or the Company, the Company and the Secured Parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.




















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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.



VERSANT CORPORATION:                      VERTEX TECHNOLOGY FUND PTE. LTD:


By: ________________________________      By: __________________________________

Name: ______________________________      Name: ________________________________

Title: _____________________________      Title: _______________________________

Address: ___________________________      Address: _____________________________

____________________________________      ______________________________________

Fax No.: ___________________________      Fax No.: _____________________________












                     [SIGNATURE PAGE TO SECURITY AGREEMENT]





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                                    EXHIBIT A



Secured Party
Name and Address
----------------


Vertex Technology Fund Pte. Ltd
c/o Vertex Management, Inc.
3 Lagoon Drive
Suite 220
Redwood City, CA  94065









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                                    EXHIBIT B




                                SCHEDULE OF LIENS